Exhibit 24.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated December 7, 2001, appearing on page
F-2 of Amendment No. 1 of Form SB-2, incorporated by reference in this
Registration Statement on Form SB-2 of SecureStaff Systems, Inc.

                                        /s/ Dohan and Company, P.A., CPA's

Miami, Florida
June 11, 2002